Exhibit 99.3

                      CBL & Associates Properties, Inc.
               Supplemental Financial and Operating Information
            For the Three Months and Year Ended December 31, 2004

                                                                    Three Months Ended               Year Ended
                                                                      December 31,                 December 31,
                                                                     2004         2003            2004          2003
                                                                   ---------    ---------       ---------     ---------
 REVENUES:
 Minimum rents                                                     $ 134,126    $ 115,267       $ 478,011     $ 427,733
 Percentage rents                                                      5,502        3,158          15,957        12,907
 Other rents                                                           8,776        7,220          16,102        12,633
 Tenant reimbursements                                                60,290       47,114         219,205       193,022
 Management, development and leasing fees                              3,412        1,579           9,791         5,525
 Other                                                                 4,299        3,435          20,098        14,176
                                                                   ---------    ---------       ---------     ---------
 Total revenues                                                      216,405      177,773         759,164       665,996
                                                                   ---------    ---------       ---------     ---------

 EXPENSES:
 Property operating                                                   29,587       26,762         115,345       103,037
 Depreciation and amortization                                        38,812       31,297         142,509       113,307
 Real estate taxes                                                    15,555       11,854          58,301        51,573
 Maintenance and repairs                                              11,913       10,082          43,726        39,774
 General and administrative                                           10,832       10,170          35,338        30,395
 Loss on impairment of real estate assets                              3,080            -           3,080             -
 Other                                                                 2,737        4,130          16,373        11,489
                                                                   ---------    ---------       ---------     ---------
 Total expenses                                                      112,516       94,295         414,672       349,575
                                                                   ---------    ---------       ---------     ---------
 Income from operations                                              103,889       83,478         344,492       316,421
 Interest income                                                         933          681           3,355         2,485
 Interest expense                                                    (47,945)     (39,990)       (177,219)     (153,321)
 Loss on extinguishment of debt                                            -            -               -          (167)
 Gain on sales of real estate assets                                   2,970       72,832          29,272        77,765
 Equity in earnings of unconsolidated affiliates                       3,355        1,531          10,308         4,941
 Minority interest in earnings:
 Operating partnership                                               (25,688)     (50,681)        (85,186)     (106,532)
 Shopping center properties                                           (1,333)        (747)         (5,365)       (2,758)
                                                                   ---------    ---------       ---------     ---------
 Income before discontinued operations                                36,181       67,104         119,657       138,834
 Operating income of discontinued operations                              21          471             609         1,263
 Gain on discontinued operations                                           -          474             845         4,042
                                                                   ---------    ---------       ---------     ---------
 Net income                                                           36,202       68,049         121,111       144,139
 Preferred dividends                                                  (5,061)      (7,566)        (18,309)      (19,633)
                                                                   ---------    ---------       ---------     ---------
 Net income available to common shareholders                       $  31,141    $  60,483       $ 102,802     $ 124,506
                                                                   =========    =========       =========     =========
 Basic per share data:
 Income before discontinued operations, net of preferred dividends $    1.00    $    1.98       $    3.29     $    3.98
 Discontinued operations                                                0.00         0.03            0.05          0.18
                                                                   ---------    ---------       ---------     ---------
 Net income available to common shareholders                       $  $ 1.00    $    2.01       $    3.34     $    4.16
                                                                   =========    =========       =========     =========
 Weighted average common shares outstanding                           31,075       30,101          30,801        29,936

 Diluted per share data:
 Income before discontinued operations, net of preferred dividends $    0.96    $    1.89       $    3.17     $    3.82
 Discontinued operations                                                0.00         0.03            0.04          0.17
                                                                   ---------    ---------       ---------     ---------
 Net income available to common shareholders                       $    0.96    $    1.92       $    3.21     $    3.99
                                                                   =========    =========       =========     =========
 Weighted average common and potential dilutive
 common shares outstanding                                            32,294       31,511          32,002        31,193

                      CBL & Associates Properties, Inc.
               Supplemental Financial and Operating Information
            For the Three Months and Year Ended December 31, 2004


 The Company's calculation of FFO is as follows (in thousands, except per share data):

                                                                             Three Months Ended              Year Ended
                                                                               December 31,                December 31,
                                                                            ----------------------------------------------------
                                                                              2004          2003            2004         2003
                                                                            ---------     ---------      ----------   ----------

 Net income available to common shareholders                                $ 31,141      $ 60,483       $ 102,802    $ 124,506
 Add:
 Depreciation and amortization from consolidated properties                   38,812        31,297         142,509      113,307
 Depreciation and amortization from unconsolidated affiliates                  1,539         1,306           6,144        4,307
 Depreciation and amortization from discontinued operations                       13            91             121          484
 Minority interest in earnings of operating partnership                       25,688        50,681          85,186      106,532
 Less:
 (Gain) loss on sales of operating real estate assets                             69       (71,886)        (23,696)     (71,886)
 Minority investors' share of depreciation and amortization                     (331)         (288)         (1,230)      (1,111)
 Gain on discontinued operations                                                   -          (474)           (845)      (4,042)
 Depreciation and amortization of non-real estate assets                        (159)         (125)           (586)        (508)
                                                                            ---------     ---------      ----------   ----------
 Funds from operations                                                      $ 96,772      $ 71,085       $ 310,405    $ 271,589
                                                                            =========     =========      ==========   ==========

 Funds from operations applicable to Company shareholders                   $ 53,028      $ 38,676       $ 169,725    $ 146,552
                                                                            =========     =========      ==========   ==========
 Basic per share data:
 Funds from operations                                                      $   1.71      $   1.28       $    5.53    $    4.90
                                                                            =========     =========      ==========   ==========
Weighted average common shares outstanding with operating
    partnership units fully converted                                         56,709        55,324          56,140       55,477
 Diluted per share data:
 Funds from operations                                                      $   1.67      $   1.25       $    5.41    $    4.79
                                                                            =========     =========      ==========   ==========
Weighted average common and potential dilutive common shares
    outstanding with operating partnership units fully converted              57,927        56,734          57,342       56,735

 SUPPLEMENTAL FFO INFORMATION:

 Lease termination fees                                                     $    521      $  2,451       $   3,864    $   4,552
    Lease termination fees per share                                        $   0.01      $   0.04       $    0.07    $    0.08

 Straight-line rental income                                                $    484      $    605       $   2,688    $   3,908
    Straight-line rental income per share                                   $   0.01      $   0.01       $    0.05    $    0.07

 Gains on outparcel sales                                                   $  1,226      $  1,392       $   3,449    $   6,195
    Gains on outparcel sales per share                                      $   0.02      $   0.02       $    0.06    $    0.11

 Amortization of acquired above- and below-market leases                    $  1,280      $    250       $   3,656    $     332
    Amortization of acquired above- and below-market leases per share       $   0.02      $      -       $    0.06    $    0.01

 Amortization of debt premiums                                              $  1,698      $    646       $   5,418    $     646
    Amortization of debt premiums per share                                 $   0.03      $   0.01       $    0.09    $    0.01

 Gain on sales of non operating properties                                  $  2,965      $      -       $   4,285    $       -
    Gain on sales of non operating properties per share                     $   0.05      $      -       $    0.07    $       -

 Loss on impairment of real estate assets                                   $ (3,080)     $      -       $  (3,080)   $       -
    Loss on impairment of real estate assets per share                      $  (0.05)     $      -       $   (0.05)   $       -

                      CBL & Associates Properties, Inc.
               Supplemental Financial and Operating Information
            For the Three Months and Year Ended December 31, 2004


Same-Center Net Operating Income
(Dollars in thousands)

                                                                       Three Months Ended         Year Ended
                                                                          December 31,           December 31,
                                                                       -------------------------------------------
                                                                          2004      2003        2004      2003
                                                                       ---------------------  --------------------
Net income                                                             $   36,202  $ 68,049   $ 121,111  $144,139

Adjustments:
Depreciation and amortization                                              38,812    31,297     142,509   113,307
Depreciation and amortization from unconsolidated affiliates                1,539     1,306       6,144     4,307
Depreciation and amortization from discontinued operations                     13        91         121       484
Minority investors' share of depreciation and amortization in
   shopping center properties                                                (331)     (288)     (1,230)   (1,111)
Interest expense                                                           47,945    39,990     177,219   153,321
Interest expense from unconsolidated affiliates                             2,433     2,075       7,169     8,563
Interest expense from discontinued operations                                   -        13          20        52
Minority investors' share of interest expense in
   shopping center properties                                                (319)     (397)     (1,451)   (1,650)
Loss on extinguishment of debt                                                  -         -           -       167
Loss on extinguishment of debt in discontinued operations                       -         -          53         -
Abandoned projects expense                                                    400     1,903       3,714     2,056
Gain on sales of real estate assets                                        (2,970)  (72,832)    (29,272)  (77,765)
Loss on impairment of real estate assets                                    3,080         -       3,080         -
Gain on sales of real estate assets of unconsolidated affiliates           (1,147)        -      (1,886)        -
Minority interest in earnings of operating partnership                     25,688    50,681      85,186   106,532
Gain on discontinued operations                                                 -      (474)       (845)   (4,042)
                                                                       ----------- ---------  ---------- ---------
Operating partnership's share of total NOI                                151,345   121,414     511,642   448,360
General and administrative expenses                                        10,832    10,170      35,338    30,395
Management fees and non-property level revenues                            (3,525)   (2,628)    (14,248)  (10,959)
                                                                       ----------- ---------  ---------- ---------
Operating partnership's share of property NOI                             158,652   128,956     532,732   467,796
NOI of non-comparable centers                                             (35,472)  (13,638)   (104,561)  (52,653)
                                                                       ----------- ---------  ---------- ---------
Total same center NOI                                                  $  123,180  $115,318   $ 428,171  $415,143
                                                                       =========== =========  ========== =========

Malls                                                                   $ 113,679  $106,163   $ 389,378  $381,017
Associated centers                                                          5,118     5,291      19,237    18,156
Community centers                                                           1,557     1,447       9,104     8,437
Other                                                                       2,826     2,417      10,452     7,533
                                                                       ----------- ---------  ---------- ---------
Total same center NOI                                                  $  123,180  $115,318   $ 428,171  $415,143
                                                                       =========== =========  ========== =========

Percentage Change:
Malls                                                                        7.1%                  2.2%
Associated centers                                                          -3.3%                  6.0%
Community centers                                                            7.6%                  7.9%
Other                                                                       16.9%                 38.7%
                                                                       -----------            ----------
Total same center NOI                                                        6.8%                  3.1%
                                                                       ===========            ==========

                      CBL & Associates Properties, Inc.
               Supplemental Financial and Operating Information
            For the Three Months and Year Ended December 31, 2004


Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

                                                                                      December 31, 2004
                                                                   ----------------------------------------------------
                                                                      Fixed Rate       Variable Rate       Total
                                                                   ------------------ --------------  -----------------
Consolidated debt                                                        $ 2,688,192      $ 683,493        $ 3,371,685
Minority investors' share of consolidated debt                               (52,914)             -            (52,914)
Company's share of unconsolidated affiliates' debt                           104,114         68,908            173,022
                                                                   ------------------ --------------  -----------------
Company's share of consolidated and unconsolidated debt                  $ 2,739,392      $ 752,401        $ 3,491,793
                                                                   ================== ==============  =================
Weighted average interest rate                                                 6.35%          3.44%              5.72%
                                                                   ================== ==============  =================

                                                                                      December 31, 2003
                                                                   ----------------------------------------------------
                                                                      Fixed Rate       Variable Rate       Total
                                                                   ------------------ --------------  -----------------
Consolidated debt                                                        $ 2,256,544      $ 481,558        $ 2,738,102
Minority investors' share of consolidated debt                               (19,577)             -            (19,577)
Company's share of unconsolidated affiliates' debt                            57,985         77,136            135,121
                                                                   ------------------ --------------  -----------------
Company's share of consolidated and unconsolidated debt                  $ 2,294,952      $ 558,694        $ 2,853,646
                                                                   ================== ==============  =================
Weighted average interest rate                                                 6.64%          2.39%              5.81%
                                                                   ================== ==============  =================

Debt-To-Total-Market Capitalization Ratio as of December 31, 2004
(In thousands, except stock price)

                                                                        Shares
                                                                      Outstanding     Stock Price (1)      Value
                                                                   ------------------ --------------  -----------------
Common stock and operating partnership units                                  56,964     $ 76.35           $74,349,201
8.75% Series B Cumulative Redeemable Preferred Stock                           2,000       50.00               100,000
7.75% Series C Cumulative Redeemable Preferred Stock                             460      250.00               115,000
7.375% Series D Cumulative Redeemable Preferred Stock                            700      250.00               175,000
                                                                                                      -----------------
Total market equity                                                                                          4,739,201
Company's share of total debt                                                                                3,491,793
                                                                                                      -----------------
Total market capitalization                                                                                $ 8,230,994
                                                                                                      =================
Debt-to-total-market capitalization ratio                                                                        42.4%
                                                                                                      =================

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on December 31, 2004. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding (In thousands)

                                                           Three Months Ended                   Year Ended
                                                              December 31,                      December 31,
                                                   ---------------------------------- ---------------------------------
2004:                                                  Basic            Diluted           Basic           Diluted
                                                   --------------  ------------------ --------------  -----------------
Weighted average shares - EPS                             31,075              32,294         30,801             32,002
Weighted average operating partnership units              25,634              25,633         25,339             25,340
                                                   --------------  ------------------ --------------  -----------------
Weighted average shares- FFO                              56,709              57,927         56,140             57,342
                                                   ==============  ================== ==============  =================

2003:
Weighted average shares - EPS                             30,101              31,511         29,936             31,193
Weighted average operating partnership units              25,223              25,223         25,541             25,542
                                                   --------------  ------------------ --------------  -----------------
Weighted average shares- FFO                              55,324              56,734         55,477             56,735
                                                   ==============  ================== ==============  =================

Dividend Payout Ratio                                      Three Months Ended                   Year Ended
                                                              December 31,                      December 31,
                                                   ---------------------------------- ---------------------------------
                                                       2004              2003             2004              2003
                                                   --------------  ------------------ --------------  -----------------
Dividend per share                                      $ 0.8125             $ 0.655       $ 2.9875            $ 2.690
FFO per diluted, fully converted share                  $   1.67             $  1.25       $   5.41            $  4.79
                                                   --------------  ------------------ --------------  -----------------
Dividend payout ratio                                      48.7%               52.4%          55.2%              56.2%
                                                   ==============  ================== ==============  =================

                      CBL & Associates Properties, Inc.
               Supplemental Financial and Operating Information
            For the Three Months and Year Ended December 31, 2004

Consolidated Balance Sheets
(Preliminary and unaudited,  in thousands)

                                                                          December 31,
                                                                      2004            2003
                                                                  -----------      -----------
 ASSETS
 Real estate assets:
 Land                                                             $  659,782       $  578,310
 Buildings and improvements                                        4,676,301        3,678,074
                                                                  -----------      -----------
                                                                   5,336,083        4,256,384
 Less: accumulated depreciation                                     (581,303)        (467,614)
                                                                  -----------      -----------
                                                                   4,754,780        3,788,770
 Real estate assets held for sale                                     61,607           64,354
 Developments in progress                                             78,393           59,096
                                                                  -----------      -----------
 Net investment in real estate                                     4,894,780        3,912,220
 Cash and cash equivalents                                            25,766           20,332
 Cash in escrow                                                            -           78,476
 Receivables:
 Tenant, net of allowance                                             38,409           42,165
 Other                                                                13,706            3,033
 Mortgage notes receivable                                            27,804           36,169
 Investment in unconsolidated affiliates                              84,782           96,450
 Other assets                                                        119,253           75,465
                                                                  -----------      -----------
                                                                  $5,204,500       $4,264,310
                                                                  ===========      ===========
 LIABILITIES AND SHAREHOLDERS' EQUITY
 Mortgage and other notes payable                                 $3,359,466       $2,709,348
 Mortgage notes payable on real estate assets held for sale           12,213           28,754
 Accounts payable and accrued liabilities                            212,064          161,477
                                                                  -----------      -----------
 Total liabilities                                                 3,583,743        2,899,579
                                                                  -----------      -----------
 Commitments and contingencies
 Minority interests                                                  566,606          527,431
                                                                  -----------      -----------
 Shareholders' equity:
 Preferred stock, $.01 par value                                          32               25
 Common stock, $.01 par value                                            313              303
 Additional paid-in capital                                        1,025,792          817,613
 Deferred compensation                                                (3,081)          (1,607)
 Retained earnings                                                    31,095           20,966
                                                                  -----------      -----------
 Total shareholders' equity                                        1,054,151          837,300
                                                                  -----------      -----------
                                                                  $5,204,500       $4,264,310
                                                                  ===========      ===========

The balance sheet above is preliminary as of the date of this report. Please refer to the Company's Annual Report on Form 10-K when filed for a complete balance sheet as of December 31, 2004.

                      CBL & Associates Properties, Inc.
               Supplemental Financial and Operating Information
            For the Three Months and Year Ended December 31, 2004

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.


Ratio of EBITDA to Interest Expense
(Dollars in thousands)

                                                                        Three Months Ended             Year Ended
                                                                            December 31,               December 31,
                                                                   --------------------------   ---------------------------
                                                                      2004            2003         2004            2003
                                                                   ------------- ------------   ------------- -------------
EBITDA:
Net Income                                                           $ 36,202       $ 68,049     $121,111        $144,139

Adjustments:
Depreciation and amortization                                          38,812         31,297      142,509         113,307
Depreciation and amortization from unconsolidated affiliates            1,539          1,306        6,144           4,307
Depreciation and amortization from discontinued operations                 13             91          121             484
Minority investors' share of depreciation and amortization in
   shopping center properties                                            (331)          (288)      (1,230)         (1,111)
Interest expense                                                       47,945         39,990      177,219         153,321
Interest expense from unconsolidated affiliates                         2,433          2,075        7,169           8,563
Interest expense from discontinued operations                               -             13           20              52
Minority investors' share of interest expense in
   shopping center properties                                            (319)          (397)      (1,451)         (1,650)
Income taxes                                                              493            131        2,066           2,045
Loss on extinguishment of debt                                              -              -            -             167
Loss on extinguishment of debt in discontinued operations                   -              -           53               -
 Loss on impairment of real estate assets                               3,080              -        3,080               -
Abandoned projects expense                                                400          1,903        3,714           2,056
Gain on sales of operating real estate assets                              69        (71,886)     (23,696)        (71,886)
Minority interest in earnings of operating partnership                 25,688         50,681       85,186         106,532
Gain on discontinued operations                                            -            (474)        (845)         (4,042)
                                                                   ------------- ------------   ------------- -------------
Company's share of total EBITDA                                      $156,024       $ 122,491    $521,170        $456,284
                                                                   ============= ============   ============= =============
Interest Expense:
Interest expense                                                     $ 47,945       $ 39,990     $177,219        $153,321
Interest expense from discontinued operations                               -             13           20              52
Interest expense from unconsolidated affiliates                         2,433          2,075        7,169           8,563
Minority investors' share of interest expense in
   shopping center properties                                            (319)          (397)      (1,451)         (1,650)
                                                                   ------------- ------------   ------------- -------------
Company's share of total interest expense                            $ 50,059       $ 41,681     $182,957        $160,286
                                                                   ============= ============   ============= =============
Ratio of EBITDA to Interest Expense                                      3.12           2.94         2.85            2.85
                                                                   ============= ============   ============= =============


Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

                                                                        Three Months Ended             Year Ended
                                                                            December 31,               December 31,
                                                                   --------------------------   ---------------------------
                                                                      2004            2003         2004            2003
                                                                   ------------- ------------   ------------- -------------
Company's share of total EBITDA                                      $156,024       $122,491    $ 521,170        $456,284
Interest expense                                                      (47,945)       (40,003)    (177,239)       (153,373)

Minority interest's share of interest expense                             319            397        1,451           1,650
Income taxes                                                             (493)          (131)      (2,066)         (2,045)
Amortization of deferred financing costs and non real estate            1,864          2,629        7,137           6,094
   depreciation included in operating expense
Amortization of debt premiums                                          (1,660)          (646)      (5,262)           (646)
Amortization of above and below market leases                          (1,240)          (229)      (3,515)           (311)
Depreciation and interest expense from unconsolidated affiliates       (3,972)        (3,381)     (13,313)        (12,870)
Minority investors' share of depreciation and amortization in             331            288        1,230           1,111
       shopping center properties
Minority interest in earnings - shopping center properties              1,333            747        5,376           2,799
Gains on outparcel sales                                               (3,039)          (946)      (5,887)         (5,889)
Issuances of stock under incentive plan                                   517            259        1,939           1,876
Amortization of deferred compensation                                     203             93          657             248
Accrual of deferred compensation                                          431            349          773             618
Changes in operating assets and liabilities                             2,590         (2,787)       2,116         (21,197)
                                                                   ------------- ------------   ------------- -------------
Cash flows provided by operating activities                          $105,263       $ 79,130     $334,567        $274,349
                                                                   ============= ============   ============= =============

                      CBL & Associates Properties, Inc.
               Supplemental Financial and Operating Information
            For the Three Months and Year Ended December 31, 2004


Schedule of Mortgage and Other Notes Payable as of December 31, 2004 (Dollars In thousands )

                                                                                                                    Balance
                                                                Maturity   Interest          Balance        -----------------------
Location                    Property                              Date       Rate          12/31/2004         Fixed        Variable
-----------------------------------------------------------------------------------------------------------------------------------
Wilkes-Barre Township, PA   Wilkes-Barre Township Marketplace    Jan-05     3.438%     $     9,800          $        -      $ 9,800
Midland, MI                 Midland Mall                         Jun-05     3.438%          30,000                   -       30,000
Hattiesburg, MS             Turtle Creek Mall                    Mar-06     7.400%          30,393              30,393            -
Chesapeake, VA              Greenbrier Mall                      Apr-06     3.438%          92,650                   -       92,650
Akron, OH                   Chapel Hill Mall                     May-06     3.420%          64,000                   -       64,000
Akron, OH                   Chapel Hill Surburban                May-06     3.348%           2,500                   -        2,500
Brookfield, IL              Brookfield Square                    Jul-06     7.498%          69,824              69,824            -
Rockford, IL                Cherryvale Mall                      Jul-06     7.375%          44,407              44,407            -
Lexington, KY               Fayette Mall Development             Dec-06     3.940%           8,550                   -        8,550
Lynchburg, VA               River Ridge Mall                     Jan-07     4.000%          21,810              21,810            -
Madison, WI                 East Towne Mall                      Jan-07     8.010%          27,071              27,071            -
Madison, WI                 West Towne Mall                      Jan-07     8.010%          41,853              41,853            -
Chattanooga, TN             Hamilton Place                       Mar-07     7.000%          63,611              63,611            -
Cincinnati, OH              Eastgate Crossing                    Apr-07     6.380%          10,194              10,194            -
Charleston, SC              Citadel Mall                         May-07     7.390%          30,851              30,851            -
Dalton, GA                  Walnut Square                        Feb-08    10.125%             387                 387            -
Highpoint, NC               Oak Hollow Mall                      Feb-08     7.310%          44,573              44,573            -
Winston-Salem, NC           Hanes Mall                           Jul-08     7.310%         108,854             108,854            -
Nashville, TN               Hickory Hollow Mall                  Aug-08     6.770%          87,885              87,885            -
Nashville, TN               Courtyard At Hickory Hollow          Aug-08     6.770%           4,091               4,091            -
Nashville, TN               Rivergate Mall                       Aug-08     6.770%          71,028              71,028            -
Nashville, TN               Village At Rivergate                 Aug-08     6.770%           3,355               3,355            -
Lansing, MI                 Meridian Mall                        Oct-08     4.520%          93,334              93,334            -
Cary , NC                   Cary Towne Center                    Mar-09     6.850%          87,250              87,250            -
Joplin, MO                  Northpark Mall                       Mar-09     5.500%          41,397              41,397            -
Fairview Heights, IL        St. Claire Square                    Apr-09     7.000%          67,300              67,300            -
Daytona Beach, FL           Volusia Mall                         Apr-09     4.750%          54,357              54,357            -
Terre Haute, IN             Honey Creek Mall                     Apr-09     4.750%          32,708              32,708            -
Meridian, MS                Bonita Lakes Mall                    Oct-09     6.820%          26,507              26,507            -
Meridian, MS                Bonita Lakes Crossing                Oct-09     6.820%           8,306               8,306            -
Cincinnati, OH              Eastgate Mall                        Dec-09     4.550%          57,250(a)           57,250            -
Little Rock, AR             Park Plaza Mall                      May-10     4.900%          41,139              41,139            -
Spartanburg, SC             Westgate Crossing                    Jul-10     8.420%           9,570               9,570            -
Burnsville, MN              Burnsville Center                    Aug-10     8.000%          69,650              69,650            -
Roanoke, VA                 Valley View Mall                     Sep-10     5.100%          44,399              44,399            -
Beaumont, TX                Parkdale Mall                        Sep-10     5.010%          55,524              55,524            -
Beaumont, TX                Parkdale Crossing                    Sep-10     5.010%           8,767               8,767            -
Nashville, TN               Coolsprings Galleria                 Sep-10     8.290%          58,625              58,625            -
Stroud, PA                  Stroud Mall                          Dec-10     8.420%          31,547              31,547            -
Wausau, WI                  Wausau Center                        Dec-10     6.700%          13,285              13,285            -
York, PA                    York Galleria                        Dec-10     8.340%          50,445              50,445            -
Lexington, KY               Fayette Mall                         Jul-11     7.000%          94,291              94,291            -
Chattanooga, TN             Hamilton Corner                      Aug-11    10.125%           2,275               2,275            -
Asheville,  NC              Asheville Mall                       Sep-11     6.980%          68,691              68,691            -
Portland, ME                BJ'S Plaza                           Dec-11    10.400%           2,360               2,360            -
Ft. Smith, AR               Massard Crossing                     Feb-12     7.540%           5,852               5,852            -
Houston, TX                 Willowbrook Plaza                    Feb-12     7.540%          29,943              29,943            -
Vicksburg, MS               Pemberton Plaza                      Feb-12     7.540%           1,999               1,999            -
Fayetteville, NC            Cross Creek Mall                     Apr-12     5.000%          63,389              63,389            -
Colonial Heights, VA        Southpark Mall                       May-12     5.100%          37,369              37,369            -
Asheboro, NC                Randolph Mall                        Jul-12     6.500%          15,044              15,044            -
Douglasville, GA            Arbor Place Mall                     Jul-12     6.510%          78,097              78,097            -
Douglasville, GA            The Landing At Arbor Place           Jul-12     6.510%           8,816               8,816            -
Jackson, TN                 Old Hickory Mall                     Jul-12     6.510%          34,497              34,497            -
Louisville, KY              Jefferson Mall                       Jul-12     6.510%          43,504              43,504            -
N. Charleston, SC           Northwoods Mall                      Jul-12     6.510%          62,286              62,286            -
Racine, WI                  Regency Mall                         Jul-12     6.510%          34,114              34,114            -
Saginaw, MI                 Fashion Square                       Jul-12     6.510%          59,795              59,795            -
Spartanburg, SC             Westgate Mall                        Jul-12     6.500%          54,042              54,042            -
Chattanooga, TN             CBL Center                           Aug-12     6.250%          14,572              14,572            -
Panama City, FL             Panama City Mall                     Aug-12     7.300%          39,737              39,737            -
Monroeville, PA             Monroeville Mall                     Jan-13     5.300%         132,712             132,712            -
Greensburg, PA              Westmoreland Mall                    Jan-13     5.050%          81,896              81,896            -
Morristown, TN              College Square                       Sep-13     6.750%          11,377              11,377            -
Columbia, SC                Columbia Mall                        Oct-13     5.450%          33,178              33,178            -
Laredo, TX                  Mall del Norte                       Dec-14     5.040%         113,400             113,400            -
Janesville, WI              Janesville Mall                      Apr-16     8.375%          13,566              13,566            -
                                                                                       ------------         -----------    --------
                                                                                         2,855,849           2,648,349      207,500
                                                                                       ------------         -----------    --------
Weighted average interest rate                                                               6.18%               6.40%        3.45%
Debt Premiums:
Lynchburg, VA               River Ridge Mall                     Jan-07     4.000%           1,713               1,713            -
Joplin, MO                  Northpark Mall                       Mar-09     5.500%             686                 686            -
Daytona Beach, FL           Volusia Mall                         Apr-09     4.750%           3,970               3,970            -
Terre Haute, IN             Honey Creek Mall                     Apr-09     4.750%           2,758               2,758            -
Little Rock, AR             Park Plaza Mall                      May-10     4.900%           7,202               7,202            -
Roanoke, VA                 Valley View Mall                     Sep-10     5.100%           7,470               7,470            -
Fayetteville, NC            Cross Creek Mall                     Apr-12     5.000%           8,894               8,894            -
Colonial Heights, VA        Southpark Mall                       May-12     5.100%           4,047               4,047            -
Monroeville, PA             Monroeville Mall                     Jan-13     5.300%           3,103               3,103            -
                                                                                       ------------         -----------    --------
                                                                                            39,843              39,843            -
                                                                                       ------------         -----------    --------
Weighted average interest rate                                                               4.96%

SUBTOTAL                                                                                 2,895,692           2,688,192      207,500
                                                                                       ------------         -----------    --------
Weighted average interest rate                                                               6.17%               6.38%        3.45%

CONSTRUCTION LOAN:
Southaven, MS               Southaven Towne Center               Jun-07     3.940%          14,593                   -       14,593
                                                                                       ------------         -----------    --------

LINES OF CREDIT                                                             3.370%         461,400                   -      461,400
                                                                                       ------------         -----------    --------

TOTAL BALANCE SHEET                                                                     $3,371,685          $2,688,192     $683,493
Weighted average interest rate                                                               5.78%               6.38%        3.41%

Plus CBL Share Of Unconsolidated Affiliates:
Huntsville, AL              Parkway Place                        Dec-05    3.1250%          26,662                   -       26,662
Myrtle Beach, SC            Coastal Grand-Myrtle Beach           May-06    5.0900%          49,834              49,834            -
El Centro, CA               Imperial Valley Mall                 Dec-06    4.0900%          39,493                   -       39,493
Paducah, KY                 Kentucky Oaks Mall                   Jun-07    9.0000%          15,670              15,670            -
Del Rio, TX                 Plaza del Sol                        Aug-10    9.1500%           1,775               1,775            -
Clarksville, TN             Governor's Square Mall               Sep-16    8.2300%          14,927              14,927            -
Galileo America, LLC        Portfolio of community centers      various    4.9183%          24,661              21,908        2,753
                                                                                       ------------         -----------    --------
                                                                                           173,022             104,114       68,908
                                                                                       ------------         -----------    --------
                                                               Minority
Less Minority Interests' Share:                               Interest %
Chattanooga, TN             CBL Center                            8.0%     6.250%          (1,166)             (1,166)            -
Chattanooga, TN             Hamilton Corner                      10.0%    10.125%            (228)               (228)            -
Chattanooga, TN             Hamilton Place                       10.0%     7.000%          (6,361)             (6,361)            -
Ft. Smith, AR               Massard Crossing                     90.0%     7.540%          (5,267)             (5,267)            -
Highpoint, NC               Oak Hollow Mall                      25.0%     7.310%         (11,143)            (11,143)            -
Houston, TX                 Willowbrook Plaza                    90.0%     7.540%         (26,949)            (26,949)            -
Vicksburg, MS               Pemberton Plaza                      90.0%     7.310%          (1,800)             (1,800)            -
                                                                                       ------------         -----------    --------
                                                                                          (52,914)            (52,914)            -
                                                                                       ------------         -----------    --------

TOTAL OBLIGATIONS                                                                      $3,491,793          $2,739,392      $752,401
                                                                                       ============        ============    ========
Weighted average interest rate                                                              5.72%               6.35%         3.44%

Total Debt of Unconsolidated Affiliates:
Huntsville, AL              Parkway Place                        Dec-05    2.780%      $   53,324          $        -      $ 53,324
Myrtle Beach, SC            Coastal Grand-Myrtle Beach           May-06    5.090%          99,668(b)           99,668             -
El Centro, CA               Imperial Valley Mall                 Dec-06    2.840%          39,493                   -        39,493
Paducah, KY                 Kentucky Oaks Mall                   Jun-07    9.000%          31,341              31,341             -
Del Rio, TX                 Plaza del Sol                        Aug-10    9.150%           3,507               3,507             -
Clarksville, TN             Governor's Square Mall               Sep-16    8.230%          31,425              31,425             -
Galileo America, LLC        Portfolio of community centers      various    5.074%         344,906             306,406        38,500
                                                                                        -----------         -----------    --------
                                                                                       $  603,664          $  472,347      $131,317
                                                                                        ===========         ===========    ========
Weighted average interest rate                                                              5.03%               5.56%         3.14%

(a) Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b) Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

                      CBL & Associates Properties, Inc.
               Supplemental Financial and Operating Information
            For the Three Months and Year Ended December 31, 2004


Comparable New and Renewal Leasing Activity of Small Shop Space as of December 31, 2004

                                                        New                            New
                         Square      Prior PSF        PSF Base       % Change       PSF Base       % Change
    Property Type         Feet       Base Rent     Rent - Initial     Initial     Rent - Average   Average
---------------        ------------ -------------  --------------- -------------- --------------  -----------
Quarter:
Stabilized malls           467,929       $ 25.62          $ 25.06          -2.2%        $ 25.67         0.2%
Associated centers          18,989         12.94            12.80          -1.1%          12.80        -1.1%
Community centers           30,130         10.54            10.46          -0.8%          10.46        -0.8%
TOTAL                      517,048       $ 24.28          $ 23.76          -2.1%        $ 24.31         0.1%

Year To Date:
Stabilized malls         1,982,406       $ 25.13          $ 25.40           1.1%        $ 25.95         3.3%
Associated centers          46,805         13.03            12.98          -0.4%          13.03         0.0%
Community centers           53,330         10.16            10.77           6.0%          10.82         6.5%
TOTAL                    2,082,541       $ 24.47          $ 24.75           1.1%        $ 25.27         3.3%

Comparable Stabilized Mall Leasing Activity of Small Shop Space as of December 31, 2004

                                                        New                            New
                         Square      Prior PSF        PSF Base       % Change       PSF Base       % Change
   Stabilized Malls       Feet       Base Rent     Rent - Initial     Initial     Rent - Average   Average
---------------        ------------ -------------  --------------- -------------- --------------  -----------
Quarter:
New leases                 161,987       $ 24.80          $ 24.58          -0.9%        $ 25.63         3.3%
Renewal leases             305,942         26.06            25.32          -2.8%          25.69        -1.4%
TOTAL                      467,929       $ 25.62          $ 25.06          -2.2%        $ 26.67         0.2%

Year To Date:
New leases                 683,306       $ 25.77          $ 27.71           7.5%        $ 28.77        11.6%
Renewal leases           1,299,100         24.79            24.19          -2.4%          24.46        -1.3%
TOTAL                    1,982,406       $ 25.13          $ 25.40           1.1%        $ 25.95         3.3%

Total Leasing Activity (including Small Shop Space and Junior Anchors) as of December 31, 2004

                       New Leases                  Renewal Leases                     Total
                       --------------------------  ------------------------------ ---------------------------
                                       Leased                         Leased                        Leased
                         Leased      Average Base      Leased      Average Base      Leased       Average Base
                         Sq. Ft.      Rent PSF        Sq. Ft.        Rent PSF        Sq. Ft.       Rent PSF
                       ------------ -------------  --------------- -------------- --------------  -----------
Quarter:
Stabilized Malls           221,089       $ 27.53          335,942        $ 24.02        557,031      $ 25.41
Associated centers           4,951         12.38           92,298           6.73         97,249         7.02
Community centers           16,845          8.86           40,863          14.14         57,708        12.60
TOTAL                      242,885       $ 25.93          469,103        $ 19.75        711,988      $ 21.86

Year To Date:
Stabilized Malls           935,972       $ 29.31        1,329,100        $ 24.07      2,265,072      $ 26.23
Associated centers          61,489         13.99          125,560           7.94        187,049         9.93
Community centers           22,245         10.01           80,354          11.38        102,599        11.08
TOTAL                    1,019,706       $ 27.96        1,535,014        $ 22.08      2,554,720      $ 24.43

Total Leasing Activity Compared to Tenants Vacating (including Small Shop Space and Junior Anchors) as of December 31, 2004

                                       Leased                         Vacated       % Change
                         Leased     Average Base      Vacated      Average Base   Average Base
    Property Type        Sq. Ft.      Rent PSF        Sq. Ft.        Rent PSF       Rent PSF
---------------        ------------ -------------  --------------- -------------- --------------
Quarter:
Stabilized Malls           557,031       $ 25.41           69,409        $ 32.13         -20.90%
Associated centers          97,249          7.02            3,200          20.00         -64.90%
Community centers           57,708         12.60            4,260           9.96          26.50%
TOTAL                      711,988       $ 21.86           76,869        $ 30.39         -28.07%

Year To Date:
Stabilized Malls         2,265,072       $ 26.23          971,173        $ 22.39          17.18%
Associated centers         187,049          9.93           40,394          17.24         -42.39%
Community centers          102,599         11.08           21,420           9.40          17.87%
TOTAL                    2,554,720       $ 24.43        1,032,987        $ 21.92          11.48%


Average Annual Base Rents Per Square Foot of Small Shop Space by Property Type

                             December 31,
                       --------------------------
                          2004          2003
                       ------------ -------------
Stabalized malls           $ 25.60       $ 25.03
Non-stabalized malls         26.33         25.82
Associated centers            9.77          9.90
Community centers (1)         8.12          8.29

(1) Excludes community centers that were sold in Phases 1 & 2 of the Galileo transaction

                      CBL & Associates Properties, Inc.
               Supplemental Financial and Operating Information
            For the Three Months and Year Ended December 31, 2004

Capital Expenditures for Three Months and Year Ended December 31 , 2004 (In thousands)

                                                   Three Months  Year To Date
                                                   --------------------------
Tenant allowances                                      $ 10,489     $ 37,422
                                                   ------------- ------------
Renovations                                               1,397       21,094
                                                   ------------- ------------
Deferred maintenance:
   Parking lot and parking lot lighting                   1,952        5,966
   Roof repairs and replacements                          2,718        5,158
   Other capital expenditures                             1,075        6,405
                                                   ------------- ------------
   Total deferred maintenancee expenditures               5,745       17,529
                                                   ------------- ------------
Total capital expenditures                             $ 17,631     $ 76,045
                                                   ============= ============

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades for enhancing our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

                                                 2004         2003
                                          ------------- ------------
Quarter ended:
   March 31,                                     $ 492        $ 490
   June 30,                                        242          333
   September 30,                                   524          431
   December 31,                                    628          312
                                          ------------- ------------
                                               $ 1,886      $ 1,566
                                          ============= ============

                      CBL & Associates Properties, Inc.
               Supplemental Financial and Operating Information
            For the Three Months and Year Ended December 31, 2004

Properties Under Development at December 31, 2004
(Dollars in thousands)

                                                                                   CBL's Share of
                                                               Project       --------------------------
                                                               Square          Total           Cost         Opening       Initial
 Property                              Location                 Feet            Cost          To Date        Date          Yield
-------------------------------------  -------------------  -------------    -----------     ----------   -------------  ----------
New Mall Developments:
Imperial Valley Mall                   El Centro, CA             754,000       $ 45,538       $ 38,536     March-05            10%
   (60/40 joint venture)

Mall Expansions:
Citadel Mall                           Charleston, SC             45,000          6,389            156     August-05            9%
Fayette Mall                           Lexington, KY             144,000         25,532          4,793    October-05           11%

Open Air Centers:
Southaven Towne Center                 Southaven, MS             420,000         24,655         19,427    October-05           10%

Associated Centers:
CoolSprings Crossing - Tweeter's       Nashville, TN              10,000          1,415             31     March-05            14%
The District at Monroeville Mall       Monroeville, PA            75,000         20,588          9,724     Nov-04/May-05        8%
Hamilton Corner                        Chattanooga, TN            68,000          5,500          2,472     March-05             9%
Coastal Grand Crossing                 Myrtle Beach, SC           15,000          1,946              -     April-05            10%

Community Centers:
Cobblestone Village at Royal Palm      Royal Palm, FL            225,000          8,784          4,194      June-05            10%
Chicopee Marketplace                   Chicopee, MA              156,000         19,743          5,094     August-05            9%
Fashion Square                         Orange Park, FL            18,000          2,031            218      July-05            10%

                                                            -------------    -----------     ----------
                                                               1,930,000      $ 162,121       $ 84,645
                                                            =============    ===========     ==========